                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):           NOVEMBER 20, 2000
                                                             -----------------

                       BANC ONE AUTO GRANTOR TRUST 1997-A
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                    (Issuer with respect to the Certificates)


                              BANK ONE, TEXAS, N.A.
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             (Exact name of registrant as specified in its charter)


                                  UNITED STATES
                                  -------------
         (State or other jurisdiction of incorporation or organization)


            333-25951                                  75-2270994
            ---------                                  ----------
   (Commission File Number)                (IRS Employer Identification Number)


1717 MAIN STREET, DALLAS, TEXAS                                          75201
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(Address of principal executive offices)                             (Zip Code)

                  (214) 290-7437
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Registrant's telephone number, including area code

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ITEM 5.              OTHER EVENTS

                     On November 20, 2000, the Banc One Auto Grantor Trust 1997-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.27% Asset Backed Certificates and Class B 6.40% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

                     This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from October 20, 2000 through November 19, 2000 and for the Collection Period from October 1, 2000 through October 31, 2000.

ITEM 7.              EXHIBITS

                     See page 4 for Exhibit Index.


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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANC ONE AUTO GRANTOR TRUST 1997-A

                                       By:   Bank One, Texas, N.A., as Servicer
                                               on behalf of the Trust


                                       By:        /s/  Tracie H. Klein
                                             -------------------------------
                                       Name:     Tracie H. Klein
                                       Title:    Vice President


Date:  November 20, 2000
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EXHIBIT INDEX

Exhibit        Description                                                 Page
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
99.1           Monthly Statement and Additional Information................5-13